Capital management	12 Months Ended
Dec. 31, 2018
Capital Management
15. Capital management

The Company’s objectives when managing capital are to maintain financial flexibility in order to preserve its ability to meet financial obligations and continue as a going concern, and to deploy capital to provide future investment return to its shareholders.

The Company sets the amount and type of capital required relative to its assessment of risk and makes adjustments when necessary to respond to changes to economic conditions, the risk characteristics of the underlying assets, and externally imposed capital requirements. In order to maintain or modify its capital structure, the Company may issue new shares, seek other forms of financing, or sell assets to reduce debt.

The Company manages the following as capital:

	2018	2017
Share capital	75,045	71,389
Deficit	(90,784)	(63,627)
Debentures	41,625	39,680
Convertible debentures	12,622	13,837
Credit facilities	75,934	57,110

There have been no changes in the Company’s capital management objectives, policies and processes during the year. There are certain capital requirements of the Company resulting from the Company’s credit facility that include financial covenants and ratios. Management uses these capital requirements in the decisions made in managing the level and make-up of the Company’s capital structure. The Company is in compliance with all of the financial covenants as at December 31, 2018.

Changes in the share capital of the Company over the year ended December 31, 2018 are mainly attributed to the conversion of convertible debentures and related interest, and the conversion of stock options and RSUs, as disclosed in Note 11 and Note 18, respectively.